                                                                    EXHIBIT 21.1

                                   CONOCO INC.
                        SUBSIDIARIES & EQUITY AFFILIATES


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                                                     INCORPORATION     OWNERSHIP
                       COMPANY NAME                     LOCATION       PERCENTAGE                 DIRECT PARENT/EQUITY OWNER
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
362084 Alberta Inc.                                   Alberta               100%     Conoco Canada Limited
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Administrador Petrolera Guanare S.A.                  Venezuela            32.5%     Conoco Venezuela B.V.
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Agroforestal Anzoategui, C.A.                         Venezuela             100%     Petrozuata C.A.
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Alliance Energy Services Partnership                  Kentucky               50%     Conoco Inc. (formerly Continental Oil Company)
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AO Arkhangelskgeoldobycha                             Soviet Union       15.667%     Conoco International Petroleum Company
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Applied Sustainability LLC                            Texas               18.75%     Conoco Inc. (formerly Continental Oil Company)
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Associated Petroleum Terminals (Immingham)
Limited                                               England             33.33%     Conoco Limited
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Atlantic Energy Inc.                                  Virginia               50%     Conoco Inc. (formerly Continental Oil Company)
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Brandywine Industrial Gas, Inc.                       Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Britannia Operator Limited                            England                50%     Conoco (U.K.) Limited
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C&L Processors Partnership                            Texas                  50%     Conoco Inc. (formerly Continental Oil Company)
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Calcasieu Shipping Corporation                        Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Cardinal States Gathering Company                     Virginia              100%     Pocahontas Gas Partnership
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Ceska Rafinerska, a.s.                                Czech Republic      16.33%     Conoco Continental Holding GmbH
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CFJ I Management Inc.                                 Delaware               50%     Kayo Oil Company
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CFJ II Management Inc.                                Delaware               50%     Kayo Oil Company
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CFJ III Management Inc.                               Delaware               50%     Kayo Oil Company
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CFJ Plaza Company I LLC                               Delaware                1%     CFJ I Management Inc.
                                                                           49.5%     Kayo Oil Company
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CFJ Plaza Company II LLC                              Delaware                1%     CFJ II Management Inc.
                                                                           49.5%     Kayo Oil Company
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CFJ Plaza Company III LLC                             Delaware                1%     CFJ III Management Inc.
                                                                           49.5%     Kayo Oil Company
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CFJ Properties                                        Delaware               15%     Kayo Oil Company
                                                                             35%     Douglas Oil Company of California
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CGP Servicios Energeticos de Altamira,
S. de R.L. de C.V.                                    Mexico                100%     Conoco Global Power de Mexico, S. de R.L.
                                                                                     de C.V.
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Cit-Con Oil Corporation                               Delaware               35%     Conoco Inc. (formerly Continental Oil Company)
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Clearwater Ltd.                                       Bermuda               100%     Danube Insurance Limited
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Cliffe Storage Limited                                England               100%     Conoco (U.K.) Limited
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Colonial Pipeline Company                             Delaware             7.55%     Conoco Pipe Line Company
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Colonial Ventures, L.L.C.                             Delaware            7.547%     Conoco Pipe Line Company
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Comap, Inc.                                           Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Compania Agua Plan S.A.                               Venezuela              65%     Conoco Venezuela B.V.
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Conch International Methane Limited                   Bahama Islands         40%     Conoco Inc. (formerly Continental Oil Company)
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


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

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                                                     INCORPORATION     OWNERSHIP
                       COMPANY NAME                     LOCATION       PERCENTAGE                 DIRECT PARENT/EQUITY OWNER
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
Conoco Adjgaz Limited                                 Georgia (Russia)      100%     Conoco Petroleum Operations Inc.
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Conoco (Glen) Limited                                 England               100%     Conoco (U.K.) Limited
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Conoco (Thailand) Company, Limited                    Thailand              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco (U.K.) Alpha Limited                           England               100%     Conoco (U.K.) Limited
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Conoco (U.K.) Beta Limited                            England               100%     Conoco (U.K.) Alpha Limited
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Conoco (U.K.) Delta Limited                           England               100%     Conoco (U.K.) Limited
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Conoco (U.K.) Epsilom Limited                         England               100%     Conoco (U.K.) Limited
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Conoco (U.K.) Gama Limited                            England               100%     Conoco (U.K.) Limited
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Conoco (U.K.) Limited                                 England               100%     CUKL Holdings Limited
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Conoco A.G.                                           Switzerland           100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Arabia Inc.                                    Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Arctic Inc.                                    Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Asia Ltd.                                      Bermuda               100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Asia Pacific Ltd.                              Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Asia Pacific Sdn. Bhd.                         Malaysia              100%     Conoco Petroleum Operations Inc.
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Conoco Baltic Inc.                                    Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Barbados Ltd.                                  Bermuda               100%     Danube Insurance Limited
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Conoco Bardawil Inc.                                  Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Canada Limited                                 New Brunswick         100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Capital Inc.                                   Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Carbon and Minerals, Inc.                      Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Center Inc.                                    Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Central and Eastern Europe Holdings BV         Netherlands           100%     Conoco Central Europe Inc.
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Conoco Central Europe Inc.                            Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Chile Inc.                                     Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Colombia Ltd.                                  Bermuda               100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Communications, Inc.                           Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Continental Holding GmbH                       Germany               100%     Conoco Central Europe Inc.
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Conoco Coral Inc.                                     Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Corporate Holdings L.P.                        Delaware             75.6%     Conoco Finance Inc.
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Conoco Czech Republic s.r.o.                          Czech Republic        100%     Conoco Continental Holding GmbH
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Conoco Denmark Inc.                                   Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Development II Inc.                            Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Development Limited                            England               100%     Conoco (U.K.) Limited
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Conoco Development Company                            Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Development Services Inc.                      Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco do Brasil Ltda.                                Brazil               99.9%     Conoco Petroleum Operations Inc.
                                                                            0.1%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Drilling Inc.                                  Delaware              100%     Conoco Petroleum Operations Inc.
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


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

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                                                     INCORPORATION     OWNERSHIP
                       COMPANY NAME                     LOCATION       PERCENTAGE                 DIRECT PARENT/EQUITY OWNER
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
Conoco Egypt Inc.                                     Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Energy Holdings Ltd.                           Bermuda               100%     Conoco Energy Holdings Nigeria Ltd.
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Conoco Energy Holdings Nigeria Ltd.                   Bermuda               100%     Clearwater Ltd.
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Conoco Energy Nigeria Limited                         Nigeria               100%     Conoco Energy Holdings Ltd.
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Conoco Enterprises Inc.                               Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Equity Investments Inc.                        Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Este Pipeline Company                          Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco EurAsia Inc.                                   Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Europe Gas Company                             Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Europe Gas Limited                             England               100%     Conoco (U.K.) Limited
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Conoco Exploration & Production B.V.                  Netherlands           100%     Conoco Resources Holding B.V.
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Conoco Exploration and Production Nigeria Limited     Nigeria               100%     Conoco Holdings Ltd.
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Conoco Exploration Production Europe Limited          England               100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Finance Inc.                                   Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Finance Services Inc.                          Delaware              100%     Conoco Inc. (formerly Continental Oil Company).
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Conoco Foreign Sales Corporation                      Barbados              100%     Conoco Petroleum Operations Inc.
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Conoco Frontier Ltd.                                  Bermuda               100%     Clearwater Ltd.
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Conoco Gas Holdings L.L.C.                            Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Geisum Inc.                                    Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Global Energy Company                          Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Global Power (U.K.) Limited                    England               100%     Conoco (U.K.) Limited
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Conoco Global Power Assets Inc.                       Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Global Power Assets Sabine, Inc.               Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Global Power de Mexico, S. de R. L. de C. V.   Mexico                100%     Conoco Global Energy Company
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Conoco Global Power Developments Deutschland GmgH     Germany               100%     Conoco Global Power Europe Limited
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Conoco Global Power Developments Inc.                 Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Global Power Developments Espana SRL           Spain                 100%     Conoco Global Power Europe Limited
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Conoco Global Power Developments-Sabine Inc.          Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Global Power Developments UK Limited           England               100%     Conoco Global Power Europe Limited
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Conoco Global Power Europe Limited                    England               100%     CUKL Holdings Limited
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Conoco Global Power Inc.                              Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Guanare Ltd.                                   Bermuda               100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Holdings Ltd. (formerly Conoco Iraq Ltd.)      Bermuda               100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Hungary Kft.                                   Hungary               100%     Conoco Continental Holding GmbH
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Conoco Inc. (formerly Continental Oil Company)        Delaware              100%     Conoco Inc. (formerly Conoco Energy Company)
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Conoco Indonesia Inc.                                 Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco International Gas Corporation                  Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco International Petroleum Company                Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco International, Inc.                            Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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

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                                                     INCORPORATION     OWNERSHIP
                       COMPANY NAME                     LOCATION       PERCENTAGE                 DIRECT PARENT/EQUITY OWNER
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
Conoco Investments Limited (formerly DuPont
Investments Limited)                                  England               100%     Conoco (U.K.) Limited
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Conoco Investments Norge A/S                          Norway                100%     Conoco Norway Inc.
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Conoco Iran N.V.                                      Antilles              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Jet (Malaysia) Sdn. Bhd.                       Malaysia              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Jet Danmark A/S                                Denmark               100%     Conoco Denmark Inc.
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Conoco Jet Finland Oy                                 Finland               100%     Conoco Petroleum Operations Inc.
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Conoco Jet Nordic AB                                  Sweden              88.39%     Conoco A.G.
                                                                          11.61%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Jet Norge A/S                                  Norway                100%     Conoco Norway Inc.
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Conoco Jet Retail Development spol. s.r.o.            Slovak Republic       100%     Conoco Slovakia s.r.o.
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Conoco Khazar Ltd.                                    Bermuda                99%     Danube Insurance Ltd.
                                                                              1%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Kuwait Services Inc.                           Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Lagia Offshore, Inc.                           Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Leasing Limited                                England               100%     Conoco Limited
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Conoco Limited                                        England               100%     Conoco (U.K.) Limited
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Conoco Mexico Ltd.                                    Bermuda                25%     Danube Insurance Limited
                                                                             75%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Mexico Servicios, S.A. de C.V.                 Mexico                 99%     Conoco Mexico, S.A. de C.V.
                                                                              1%     Conoco Specialty Products Inc.
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Conoco Mexico, S.A. de C.V.                           Mexico                 99%     Conoco Petroleum Operations Inc.
                                                                              1%     Conoco Specialty Products Inc.
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Conoco Mid-Continent Properties Inc.                  Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Middle East Gas Co. N.V.                       Antilles              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Middle East Ltd.                               Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Mineraloel GmbH                                Germany             99.75%     Conoco Continental Holding GmbH
                                                                           0.25%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Mont Belvieu Holdings Inc.                     Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Northland Ltd.                                 Bermuda               100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Norway Inc.                                    Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Norway Properties Inc.                         Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco NW Natuna Exploration and Production Ltd.      Bermuda               100%     Clearwater Ltd.
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Conoco Offshore Inc.                                  Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Offshore Pipe Line Company                     Delaware              100%     Conoco Pipe Line Company
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Conoco Offshore Properties Inc.                       Delaware             82.4%     Conoco Inc. (formerly Continental Oil Company)
                                                                           17.6%     Conoco Offshore Inc.
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Conoco Oil & Gas Associates L.P.                      Delaware           18.397%     Conoco Mid-Continent Properties Inc.
                                                                         27.243%     Conoco Offshore Properties Inc.
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


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                                                     INCORPORATION     OWNERSHIP
                       COMPANY NAME                     LOCATION       PERCENTAGE                 DIRECT PARENT/EQUITY OWNER
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
Conoco Oil & Gas Associates L.P. (continued)                             40.794%     Conoco Permian Basin Properties Inc.
                                                                          9.983%     Conoco Norway Properties Inc.
                                                                          3.583%     Conoco U.K. Properties Inc.
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Conoco Operations (QLD.) Pty Ltd.                     Australia             100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Orinoco Inc.                                   Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Overseas Oil Company                           Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Pakistan Exploration & Production B.V.         Netherlands           100%     Conoco Resources Holding B.V.
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Conoco Pension Plans Trustees Limited                 England               100%     Conoco (U.K.) Limited
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Conoco Permian Basin Properties Inc.                  Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Peru Ltd.                                      Bermuda                25%     Danube Insurance Limited
                                                                             75%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Petcoke Far East Ltd.                          Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Petroleum Limited                              England               100%     Conoco (U.K.) Limited
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Conoco Petroleum Nigeria Limited                      Nigeria               .01%     Conoco Inc. (formerly Continental Oil Company)
                                                                          99.99%     Conoco Petroleum Operations Inc.
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Conoco Petroleum Norge AS                             Norway                100%     Conoco Norway Inc.
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Conoco Petroleum Operations Inc.                      Delaware              100%     Conoco Inc. (formerly Conoco Energy Company)
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Conoco Pipe Line Company                              Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Poland Sp. z o.o.                              Poland                100%     Conoco Continental Holding GmbH
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Conoco Power Marketing Inc.                           Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Resources Holding B.V.                         Netherlands           100%     Clearwater Ltd.
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Conoco Seagaz Ticaret Limited Sirketi                 Turkey                  1%     Conoco Inc. (formerly Conoco Energy Company)
                                                                             99%     Conoco Petroleum Operations Inc.
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Conoco Services Company (formerly DuPont Conoco
Services Co.)                                         Delaware              100%     Conoco Petroleum Operations Inc.
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Conoco Services Ltd.                                  Bermuda               100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Services Sdn. Bhd.                             Malaysia              100%     Conoco Petroleum Operations Inc.
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Conoco Shale Oil Inc.                                 Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Shipping Company                               Liberia               100%     World Wide Transport, Inc.
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Conoco Shipping & Marine Development LLC              Marshall Islands      100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Shipping Norge A/S                             Norway                 80%     Norske Conoco A/S
                                                                             20%     Conoco Norway Inc.
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Conoco Shipping Norge Nr. 2 AS                        Norway                100%     Norske Conoco A/S
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Conoco Shipping Norge Nr. 3 AS                        Norway                100%     Norske Conoco A/S
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Conoco Slovakia s.r.o.                                Slovak Republic       100%     Conoco Continental Holding GmbH
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Conoco South Sokang Ltd.                              Bermuda               100%     Clearwater Ltd.
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


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

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                                                     INCORPORATION     OWNERSHIP
                       COMPANY NAME                     LOCATION       PERCENTAGE                 DIRECT PARENT/EQUITY OWNER
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
Conoco Specialty Products Inc.                        Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Specialty Products Limited                     England               100%     Conoco Petroleum Operations Inc.
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Conoco Syria Dez Gas Ltd.                             Bermuda               100%     Conoco Syria Ltd.
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Conoco Syria Ltd.                                     Bermuda               100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Taiwan Exploration & Production B.V.           Netherlands           100%     Conoco Resources Holding B.V.
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Conoco Timan-Pechora Ltd.                             Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Tobong Ltd.                                    Bermuda               100%     Clearwater Ltd.
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Conoco Tobong Natuna B.V.                             Netherlands           100%     Conoco Resources Holding B.V.
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Conoco Trading Company                                Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Treasury Ltd.                                  England               100%     Conoco (U.K.) Limited
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Conoco Trinidad (4a) B.V.                             Netherlands           100%     Conoco Resources Holding B.V.
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Conoco Trinidad (4b) B.V.                             Netherlands           100%     Conoco Resources Holding B.V.
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Conoco Trinidad Inc.                                  Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco U.K. Properties Inc.                           Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Venezuela B.V.                                 Netherlands           100%     Conoco Resources Holding B.V.
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Conoco Venezuela C.A.                                 Venezuela             100%     Conoco Petroleum Operations Inc.
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Conoco Venezuela E&P Ltd.                             Bermuda               100%     Clearwater Ltd.
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Conoco Venezuela Ltd.                                 Bermuda                25%     Danube Insurance Limited
                                                                             75%     Conoco Inc. (formerly Continental Oil Company)
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Conoco Venezuela Services B.V.                        Netherlands           100%     Conoco Resources Holding B.V.
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Conoco Vietnam Exploration & Production B.V.          Netherlands           100%     Conoco Resources Holding B.V.
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Conoco Warim B.V.                                     Netherlands           100%     Conoco Resources Holding B.V.
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Conoco Warim Ltd.                                     Bermuda               100%     Clearwater Ltd.
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Conoco West Firan Inc.                                Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Conoco-Austria Mineraloel GmbH                        Austria               100%     Conoco Mineraloel GmbH
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Cono-Services Inc.                                    Colorado              100%     Conoco Inc. (formerly Continental Oil Company)
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Continental Europe Energy Company                     Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Continental Mid Delta Petroleum Company               Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Continental Netherlands Oil Company B.V.              Netherlands           100%     Conoco Resources Holding B.V.
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Continental Oil Company                               Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Continental Oil Company (Nederland) B.V.              Netherlands           100%     Conoco Inc. (formerly Continental Oil Company)
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Continental Oil Company Inc.                          Canada                100%     Conoco Inc. (formerly Continental Oil Company)
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Continental Oil Company Limited                       England               100%     Conoco (U.K.) Limited
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Continental Oil Company of Iran                       Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Continental Oil Company of Italy                      Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Continental Oil Company of Libya                      Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Continental Oil Company of Niger                      Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Continental Oil Company of Nigeria                    Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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


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
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                                                     INCORPORATION     OWNERSHIP
                       COMPANY NAME                     LOCATION       PERCENTAGE                 DIRECT PARENT/EQUITY OWNER
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
Continental Oil S.A.                                  Spain                  50%     Societe Europeenne Des Carburants (SECA)
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Continental Pipe Line Company                         Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Crude Oil Terminals (Humber) Limited                  England             33.33%     Conoco Limited
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CUKL Holdings Limited                                 England               100%     Conoco Inc. (formerly Continental Oil Company)
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Danube Insurance Limited                              Bermuda             73.22%     Conoco A.G.
                                                                          26.78%     Conoco Inc. (formerly Continental Oil Company)
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Deepwater Drilling II L.L.C.                          Delaware               40%     Conoco Development II Inc.
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Deepwater Drilling L.L.C.                             Delaware               50%     Conoco Development Company
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Dixie Pipeline Company                                Delaware           8.3833%     Conoco Pipe Line Company
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Douglas Oil Company of California                     California            100%     Conoco Inc. (formerly Continental Oil Company)
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Douglas Stations, Inc.                                Delaware              100%     Douglas Oil Company of California
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Du Pont E&P No. 1 B.V.                                Netherlands           100%     Conoco Resources Holding B.V.
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Du Pont E&P No. 12 B.V.                               Netherlands           100%     Conoco Resources Holding B.V.
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Du Pont E&P No. 13 B.V.                               Netherlands           100%     Conoco Resources Holding B.V.
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Dubai Marketing Company Ltd.                          Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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Dubai Petroleum Company                               Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
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DuPont Conoco Energy Services Company                 Delaware              100%     Conoco Petroleum Operations Inc.
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Enertech S.A.                                         Belgium               100%     Societe Europeenne Des Carburants (SECA)
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Excel Paralubes                                       Delaware               50%     Conoco Inc. (formerly Continental Oil Company)
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Excel Paralubes Funding Corporation                   Delaware              100%     Excel Paralubes
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Explorer Pipeline Company                             Delaware             7.71%     Conoco Pipe Line Company
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F.P.S.O. Development Ltd.                             Bermuda               100%     Conoco Inc. (formerly Continental Oil Company)
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Fas-Gas Retail Services Co. of Texas                  Texas                  49%     Kayo Oil Company
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Frontier Deepwater Drilling Inc.                      Delaware              100%     Conoco Inc. (formerly Conoco Energy Company)
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GKG Mineraloelhandel GmbH & Co. KG                    Germany                50%     Conoco Mineraloel GmbH
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GKG Mineraloelhandel Handel
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Verwaltungsgesellschaft mbH                           Germany                50%     Conoco Mineraloel GmbH
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Glen Petroleum Inc.                                   Delaware              100%     Conoco (U.K.) Limited
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Glen Petroleum Limited                                England               100%     Glen Petroleum Inc.
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Gulf Coast Fractionators                              Texas                22.5%     Conoco Inc. (formerly Continental Oil Company)
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Heartland Pipeline Company                            Delaware               50%     Conoco Pipe Line Company
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Horizon Energy Marketing, LLC                         Louisiana              50%     Conoco Inc. (formerly Continental Oil Company)
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Humber LPG Terminal Limited                           England                40%     Conoco Limited
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Humber Oil Terminals Trustee Limited                  England             33.33%     Conoco Limited
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Hydroserve Westlake, L.L.C.                           Delaware               50%     Conoco Inc. (formerly Continental Oil Company)
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Ingleside Cogeneration Limited Partnership            Delaware               49%     Conoco Global Power Assets, Inc.
                                                                              1%     Conoco Global Power Developments Inc.
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Interconnector (UK) Ltd.                              England                10%     Conoco (U.K.) Limited
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Interkraft Handel GmbH                                Germany               100%     Conoco Mineraloel GmbH
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

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                                                     INCORPORATION     OWNERSHIP
                       COMPANY NAME                     LOCATION       PERCENTAGE                 DIRECT PARENT/EQUITY OWNER
-----------------------------------------------------------------------------------------------------------------------------------
Isidan Limited                                        England               100%     Conoco (U.K.) Limited
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Jet Petroleum Limited                                 England               100%     Conoco Limited
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Jet Tankstellen-Betriebs GmbH                         Germany               100%     Conoco Mineraloel GmbH
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Jet/Jiffy Shops Limited                               Thailand              100%     Conoco Inc. (formerly Continental Oil Company)
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Jiffy Limited                                         England               100%     Conoco (U.K.) Limited
-----------------------------------------------------------------------------------------------------------------------------------
Jolliet Pipe Line Company                             Delaware               38%     Conoco Pipe Line Company
-----------------------------------------------------------------------------------------------------------------------------------
Jupiter Chemicals, Inc. (dissolved 2nd Qtr. 1999)     Delaware              100%     Jupiter Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Jupiter Holdings, Inc. (dissolved 4th Qtr. 1999)      Delaware               50%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Jupiter Sulphur LLC                                   Delaware               50%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
K.C. Asphalt, L.L.C.                                  Colorado               50%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Kayo Oil Company                                      Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Lake Charles Pipe Line Company                        Delaware               50%     Conoco Pipe Line Company
-----------------------------------------------------------------------------------------------------------------------------------
Lobo Pipeline Company                                 Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Longhorn Pipeline Company                             Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana Gas System Inc.                             Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Malaysian Refining Company Sdn. Bhd.                  Malaysia               40%     Conoco Asia Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
Maple Leaf AS                                         Norway                 75%     Clearwater Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
Merilectrica I S.A.                                   Colombia           35.625%     Conoco Global Energy Company
-----------------------------------------------------------------------------------------------------------------------------------
Merilectrica I S.A. & Cia. S.C.A. E.S.P.              Colombia           35.269%     Conoco Global Energy Company
                                                                              1%     Merilectrica I S.A.
-----------------------------------------------------------------------------------------------------------------------------------
Mineraloelraffinerrie Oberrhein GmbH                  Germany             18.75%     Oberrheinische Mineraloelwerke GmbH
-----------------------------------------------------------------------------------------------------------------------------------
Mineraloelraffinerrie Oberrhein Verwaltungs GmbH      Germany             18.75%     Conoco Continental Holding GmbH
-----------------------------------------------------------------------------------------------------------------------------------
Nelson Industrial Steam Company                       Texas                36.1%     Conoco Inc. (formerly Continental Oil Company)
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Norrkoeping Depaa AB                                  Sweden                 50%     Conoco Jet Nordic AB
-----------------------------------------------------------------------------------------------------------------------------------
Norske Conoco A/S                                     Norway                100%     Conoco Norway Inc. (Norway Branch)
-----------------------------------------------------------------------------------------------------------------------------------
Oberrheinische Mineraloelwerke GmbH                   Germany                25%     Conoco Continental Holding GmbH
-----------------------------------------------------------------------------------------------------------------------------------
OK Coop AG                                            Switzerland            49%     Conoco A.G.
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Penreco                                               Texas                  46%     Conoco Inc. (formerly Continental Oil Company)
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Pentland Aviation Fuelling Services Limited           England                50%     Conoco Limited
-----------------------------------------------------------------------------------------------------------------------------------
Petco Enterprises, Ltd.                               Japan                  51%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Petrex S.A.                                           Belgium               100%     Societe Europeenne Des Carburants (SECA)
-----------------------------------------------------------------------------------------------------------------------------------
Petrocokes, Ltd.                                      Japan                  20%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Petroleum Storage Ltd.                                England                50%     Conoco Limited
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Petrozuata C.A.                                       Venezuela            50.1%     Conoco Orinoco Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix Park Gas Processors, Ltd.                     Trinidad               39%     Conoco Inc. (formerly Continental Oil Company)
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Pioneer Investments Corp.                             Delaware               55%     Conoco Pipe Line Company
-----------------------------------------------------------------------------------------------------------------------------------
Pioneer Pipe Line Company                             Delaware              100%     Pioneer Investments Corp.
-----------------------------------------------------------------------------------------------------------------------------------
Pocahontas Gas Partnership                            Virginia               50%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Polar Lights Company                                  Russia                 50%     Conoco Timan-Pechora Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
Projet Malaysia Sdn. Bhd.                             Malaysia               98%     Conoco Jet (Malaysia) Sdn. Bhd.
                                                                              2%     Sime Conoco Energy Sdn. Bhd.
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

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                                                     INCORPORATION     OWNERSHIP
                       COMPANY NAME                     LOCATION       PERCENTAGE                 DIRECT PARENT/EQUITY OWNER
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Razorback Pipeline Company                            Delaware               40%     Conoco Pipe Line Company
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Ronany Limited                                        Northern Ireland      100%     Conoco Limited
-----------------------------------------------------------------------------------------------------------------------------------
Salt Lake Terminal Co.                                Delaware              100%     Pioneer Investments Corp.
-----------------------------------------------------------------------------------------------------------------------------------
San Jacinto Eastern Corporation                       Delaware              100%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
San Jacinto Service Company                           Delaware              100%     San Jacinto Eastern Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Sentinel Concessions, Inc.                            Texas                  49%     Kayo Oil Company
-----------------------------------------------------------------------------------------------------------------------------------
Sentinel Transportation, LLC                          Delaware               40%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Siam Conoco Land Ltd.                                 Thailand              100%     Siam Conoco Terminal Co., Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
Siam Conoco Terminal Co., Ltd.                        Thailand               30%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Sime Conoco Energy Sdn. Bhd.                          Malaysia               49%     Conoco Jet (Malaysia) Sdn. Bhd.
-----------------------------------------------------------------------------------------------------------------------------------
Smartshop NV (formerly S.E.C.Q.)                      Belgium               100%     Societe Europeenne Des Carburants (SECA)
-----------------------------------------------------------------------------------------------------------------------------------
Societe Europeenne Des Carburants (SECA)              Belgium               100%     Conoco Continental Holding GmbH
-----------------------------------------------------------------------------------------------------------------------------------
SRW Cogeneration Limited Partnership                  Delaware               99%     Conoco Global Power Assets Sabine Inc.
                                                                              1%     Conoco Global Power Development - Sabine Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Statoil Methanol A/S                                  Norway             18.125%     Conoco Norway Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Turcas Petrol A.S. (formerly Tabas Petrolculuk A.S.)  Turkey              27.64%     Conoco Petroleum Operations Inc.
-----------------------------------------------------------------------------------------------------------------------------------
TCH LLC                                               Utah                   25%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
The Standard Shale Products Company                   Colorado           99.318%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Tjeldbergodden Luftgassfabrikk DA                     Norway              11.88%     Conoco Norway Inc.
-----------------------------------------------------------------------------------------------------------------------------------
TLC International LDC                                 Cayman Islands     35.625%     Conoco Global Energy Company
-----------------------------------------------------------------------------------------------------------------------------------
Ursa Oil Pipeline Company LLC                         Delaware            15.96%     Conoco Offshore Pipe Line Company
-----------------------------------------------------------------------------------------------------------------------------------
Vanguard Energy Investors L.P.                        Delaware               10%     Conoco Equity Investments Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Venture Coke Company                                  Delaware               50%     Conoco Inc. (formerly Continental Oil Company)
-----------------------------------------------------------------------------------------------------------------------------------
Waha Oil Co. of Libya, Inc.                           Libya                16.6%     Continental Oil Company of Libya
-----------------------------------------------------------------------------------------------------------------------------------
Warwickshire Oil Storage Limited                      England             33.33%     Conoco Limited
-----------------------------------------------------------------------------------------------------------------------------------
Wasia Limited                                         England               100%     CUKL Holding Limited
-----------------------------------------------------------------------------------------------------------------------------------
World Wide Transport, Inc.                            Liberia               100%     Conoco A.G.
-----------------------------------------------------------------------------------------------------------------------------------
Yellowstone Pipe Line Company                         Delaware               46%     Conoco Pipe Line Company
-----------------------------------------------------------------------------------------------------------------------------------
Zeller & CIE S.A.R.L.                                 France                 50%     Conoco Mineraloel GmbH
-----------------------------------------------------------------------------------------------------------------------------------
Zuataducto, S.R.L.                                    Venezuela             100%     Petrozuata C.A.
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


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